UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 15, 2005

Date of Report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2975 Stender Way, Santa Clara, California, 95054

(Address of principal executive offices) (Zip Code)

(408) 727-6116

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 15, 2005, Integrated Device Technology, Inc., a Delaware corporation, and Integrated Circuit Systems, Inc., a Pennsylvania corporation, issued a joint press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

The following exhibit is filed herewith.

(c) Exhibit

99.1	Press Release, dated June 15, 2005, announcing the proposed merger between Integrated Device Technology, Inc., Integrated Circuit Systems, Inc., and Colonial Merger Sub I, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ CLYDE R. HOSEIN
Clyde R. Hosein Vice President and Chief Financial Officer (duly authorized officer)

Date: June 15, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 15, 2005, announcing the proposed merger between Integrated Device Technology, Inc., Integrated Circuit Systems, Inc., and Colonial Merger Sub I, Inc.